UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2016

Citius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-206903	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

63 Great Road Maynard, MA 01754

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code(978) 938-0338

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2016, the board of directors (the "Board") of Citius Pharmaceuticals, Inc. (the "Company") appointed Eugene Myron Holuka to the Board and as a member of the Compensation Committee and Nominating and Governance Committee. Dr. Holuka was appointed to fill the vacancy created by an increase in the size of the Board from six to seven members and will serve on the Board until the next annual meeting of shareholders, or until such time as his successor is elected and duly qualified.

Dr. Holuka will participate in the Company's standard compensation program for non-employee directors, including an annual retainer of $10,000 for his service as a member of the Board, $5,000 for his service as a member of the Compensation and Nominating and Governance Committees, $2,000 for in-person meetings and $500 for teleconference meetings.

There were no arrangements or understandings between Dr. Holuka and any other persons pursuant to which he was selected as a director, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Dr. Holuka and the Company required to be disclosed herein. On June 28, 2016, the Company issued a press release announcing the appointment of Dr. Holuka to the Board. A copy of the press release with this announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On June 23, 2016, the Board approved the issuance of options to purchase 200,000 shares of the Company's common stock with an exercise price of $0.80 per share, the closing price per share of the Company's common stock on the date of grant (the "Options"), to each of Mr. Safir, Ms. Webb, Dr. Kane and Dr. Holuka in consideration for their service as a member of the Board. The Options shall vest in full on June 23, 2017. The Options were issued pursuant to the Company's 2014 Stock Incentive Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2016, the Board approved an amendment to Article III, Section 3.2 of its Amended and Restated Bylaws to allow the Board to set the number of directors from time to time so long as the Board consists of at least six directors.

The foregoing description of the Company's amendment to its Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Form 8-K, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Citius Pharmaceuticals, Inc.

99.1	Press Release dated June 28, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: June 28, 2016	By:	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Citius Pharmaceuticals, Inc.

99.1	Press Release dated June 28, 2016

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